EXHIBIT 1.7


                           CERTIFICATION OF AMENDMENT
                                       AND
                              ARTICLES OF AMENDMENT
                                       FOR
                               HALO RESOURCES LTD.








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                                   Exhibit 1.7


YUKON [Logo Omitted]        BUSINESS CORPORATIONS ACT
Justice                              FORM 5



                            CERTIFICATE OF AMENDMENT



                               HALO RESORUCES LTD.




I hereby certify that the articles of the above-mentioned corporation were amended:

__ under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

__ under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

 X       under  section 179 of the Business  Corporations  Act as set out in the
---      attached Articles of Amendment.

__ under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

__ under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.





Register of Corporations
Government of Yukon, Canada
           SEAL
                                                       /s/ Richard Roberts
Corporate Access Number:  30561                        -------------------------
Date of Amendment:  2004-02-23                         M. Richard Roberts
                                                       Registrar of Corporations






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YUKON
JUSTICE



                         YUKON BUSINESS CORPORATIONS ACT
                               (Section 30 or 179)




                                                                       Form 5-01
                                                            ARTICLE OF AMENDMENT


--------------------------------------------------------------------------------

1.       Name of Corporation:

         TRIMARK ENERGY LTD.                                     ACCESS   #25944

--------------------------------------------------------------------------------

2. The Articles of the above-named corporation are amended pursuant to a court order:

         Yes [   ]                      No  [ X ]

--------------------------------------------------------------------------------

3.       The Articles of the above-named corporation are amended as follows:

         Pursuant  to  a  Shareholders   Special  Resolution  the  name  of  the
         Corporation be changed to:

                               HALO RESOURCES LTD.

--------------------------------------------------------------------------------

4.       DATE                    SIGNATURE                        TITLE

         February 20, 2004       /s/ Nick DeMare                  Director

--------------------------------------------------------------------------------

                                                                  [STAMP]

                                                                   FILED
                                                                Feb 20, 2004
                                                              DEPUTY REGISTRAR
                                                              OF CORPORATIONS



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